Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350
(SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of Liberty Capital Asset Management, Inc. (the "Company") on Form 10-Q for the period ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael A. Barron, Chief Executive Officer and Theresa Carlise, Chief Financial Officer hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 17, 2010

By: /s/ Michael A. Barron
Michael A. Barron
Chief Executive Officer

By: /s/ Theresa Carlise
Theresa Carlise
Chief Financial Officer